SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                                 CURRENT REPORT

                                -----------------

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 29, 1998

                               GENTIA SOFTWARE PLC
             (Exact name of Registrant as specified in its Charter)




                               GENTIA SOFTWARE PLC

                                  Tuition House
                                St George's Road
                                    Wimbledon
                                 London SW19 4EU
                                 United Kingdom
                    (Address of principal executive offices)




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Item 7.  Financial Statements

         On January 29, 1998 Gentia Software reported fourth quarter results. Attached as Exhibit 99.1 is a press release outlining these changes.







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                               GENTIA SOFTWARE PLC
                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           GENTIA SOFTWARE PLC




                                                   /s/ George F. Sprenkle
                                                   ----------------------------
                                                   George F. Sprenkle
                                                   Chief Financial Officer.


Date: January 29, 1998






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